Consolidated Balance Sheets (Parentheticals) - $ / shares		Aug. 31, 2023	Aug. 31, 2022
Statement of Financial Position [Abstract]
Ordinary shares, par value (in Dollars per share)	[1]	$ 0.0005	$ 0.0005
Ordinary shares, shares authorized	[1]	180,000,000	80,000,000
Ordinary shares, shares issued	[1]	154,000,000	29,200,000
Ordinary shares, shares outstanding	[1]	154,000,000	29,200,000

[1]	On May 11, 2023, the shareholders of the Company approved the consolidation of its ordinary share at a ratio of one-for-five hundred (the “share consolidation”), effective on May 15, 2023. Upon effective of the share consolidation, the ratio for each ADS was changed to one (1) ADS to two (2) Class A ordinary shares. Immediately following the share consolidation, the authorized share capital of the Company, as approved by the shareholders, were changed from US$50,000 divided into 100,000,000 shares of a par value of US$0.0005 each, comprising of (i) 75,406,315 Class A Ordinary Shares of a par value of US$0.0005 each, (ii) 4,593,684 Class B Ordinary Shares of a par value of US$0.0005 each, and (iii) 20,000,000 shares of a par value of US$0.0005 each to be designated by the board of directors, to US$100,000 divided into 200,000,000 shares of a par value of US$0.0005 each, comprising of (i) 140,000,000 Class A ordinary shares of a par value of US$0.0005 each, (ii) 20,000,000 Class B ordinary shares of a par value of US$0.0005 each, and (iii) 40,000,000 shares of a par value of US$0.0005 each to be designated by the board of directors (the “increase of authorized shares”). The issued and outstanding ordinary shares had been retrospectively adjusted from 14.6 billion ordinary shares to 29.2 million ordinary shares at August 31, 2022.